UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2020

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INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

(Exact Name of Registrant as Specified in its Charter)

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Maryland	000-55782	32-0506267
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2901 Butterfield Road Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

(800) 826-8228

(Registrant’s telephone number, including area code)

NA

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	[X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	[X]

ITEM 7.01.   Regulation FD Disclosure.

Furnished as Exhibit 99.1 to this Current Report is a letter dated April 30, 2020 from InPoint Commercial Real Estate Income, Inc. (the “Company”) to the Company’s stockholders which includes information that will also be shared with broker-dealers and financial advisors who participated in the Company’s stock offerings. A copy of the form of letter to the Company’s stockholders is incorporated into this Item 7.01 by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filings made by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	InPoint Commercial Real Estate Income, Inc. Letter to Stockholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.
Date:	April 30, 2020	By:	/s/ Mitchell A. Sabshon
Mitchell A. Sabshon
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	InPoint Commercial Real Estate Income, Inc. Letter to Stockholders

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